SUP-0111-0125
AB CORPORATE SHARES
- AB Impact Municipal Income Shares
(ABIMX)
(“the Fund”)

Supplement dated January 10, 2025 to the Prospectus and Summary Prospectus dated August 30, 2024 of the Fund, as amended (the “Prospectuses”).
*  *   *
Effective immediately, the following replaces the “Performance Table” in the “Bar Chart and Performance Information” section for the Fund:
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2023)

	1 Year	5 Years	Since Inception*
Fund	8.90%	3.14%	2.86%
Return After Taxes on Distributions	8.76%	3.07%	2.78%
Return After Taxes on Distributions and Sales of Fund Shares	6.65%	3.09%	2.85%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	2.01%

*	Inception date: 09/12/2017.
*  *  *  *  *
This Supplement should be read in conjunction with the Prospectuses.
You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0111-0125